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                                                             Exhibit 10.19(a)


DYNEGY MIDSTREAM SERVICES, LIMITED PARTNERSHIP
1000 Louisiana, Suite 5800
Houston, Texas 77002
Phone 713.507.6400

December 19, 2000                                                [DYNEGY LOGO]


Mr. Hunter Battle
1000 Louisiana, Suite 5800
Houston, Texas 77002

Dear David:

             Subject:    Letter Amendment to the
                         Product Storage Agreement
                         Dated December 15, 1997

Reference is made to that certain Product Storage Agreement between Dynegy Midstream Services, Limited Partnership ("Dynegy"), formerly known as Warren Petroleum Company, Limited Partnership and Cedar Bayou Fractionators, L.P. ("CBF") dated December 15, 1997, (the "Agreement"). The parties desire to amend the definition of "Day" or "Daily" as defined in the Agreement.

In consideration of the mutual benefits to be derived by each and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree to amend the Agreement as follows:

Section 2. DEFINITIONS, the definition of "Day" or "Daily" shall be deleted in their entirety and replaced with the following:

      "Day" or "Daily" shall mean a twenty-four (24) hour period commencing at 12:00 a.m. Central Standard or Daylight Savings time, as applicable, and extending until 12:00 a.m. Central Standard or Daylight Savings time, as applicable on the following calendar day.

This Letter Amendment shall be effective as of January 1, 2001.

Except as herein provided, all other terms and conditions set forth therein shall remain unchanged and in full force and effect for the term thereof.


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Please indicate CBF's agreement to the foregoing by executing this Letter
Amendment in the space provided below and return on fully executed original of same to this office to the attention of Ms. Jane Lavery.

                                                 Sincerely,

                                                 /s/  DAVID PETERSON

                                                 David Peterson
                                                 Manager, Mont Belvieu

Agreed to and Accepted this
4 day of April, 2001.

CEDAR BAYOU FRACTIONATORS, L.P.

By:    /s/ HUNTER BATTLE
   --------------------------

Title:  VP-TEXAS GULF COAST REGION
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                               Signature Page
                                   To the
                              Letter Amendment
                           Dated December 19, 2000


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